UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2023

2seventy bio, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40791	86-3658454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street,		02142
Cambridge, MA
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (339) 499-9300
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TSVT	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2023, Ramy Ibrahim informed 2seventy bio, Inc. (the “Company”) of his intention to resign as a member of the Company’s Board of Directors (the “Board”), effective June 16, 2023. Dr. Ibrahim’s decision to resign from the Board did not result from any disagreement with the Company on any matter relating to its operations, policies, or practices.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 13, 2023, the Company held its previously announced Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present. At the Annual Meeting, the stockholders of the Company voted on the following proposals: (i) the election of Daniel S. Lynch, Sarah Glickman and Wei Lin, M.D. as Class II members of the Board of Directors to serve until the Company’s 2026 annual meeting of stockholders (“Proposal 1”), (ii) the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023 (“Proposal 2”) and (iii) the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law (“Proposal 3”). As of April 17, 2023, the record date for the Annual Meeting, 50,195,676 shares of the Company’s common stock were issued and outstanding. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below:

1. The Company’s stockholders re-elected the three persons listed below as Class II members of the Board of Directors, pursuant to Proposal 1. The voting results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Daniel S. Lynch	29,624,016	2,527,632	10,042,231
Sarah Glickman	30,375,278	1,776,370	10,042,231
Wei Lin, M.D.	30,530,842	1,620,806	10,042,231
Wei
2. The Company’s stockholders approved Proposal 2. The voting results were as follows:

Votes For	Votes Against	Abstentions
39,763,754	2,420,566	9,559

3. The Company’s stockholders did not approve Proposal 3. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,120,190	10,999,598	31,860	10,042,231

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2023	2seventy bio, Inc.

	By:	/s/ Chip Baird
Chip Baird
Chief Financial Officer
(Principal Financial and Accounting Officer)